EXHIBIT 10-3

Company's Forms of Separation Agreement
and Release

VOLUNTARY SEPARATION AGREEMENT AND RELEASE

To:    «Employee_Name»
Date:    «Actual_Offer_Date»

«Company» (“P&G”) is willing to provide you with certain assistance following your employment separation from the Company. The following, which is subject to your approval, sets forth our proposed agreement to do so. Your receipt of the benefits described below is conditioned upon your accepting, and abiding by, the terms of this Agreement.

Employment Separation Date:	Your last day of employment will be «Exit_Date», referred to as your “Employment Separation Date.” Unless otherwise noted below, your pay and benefits will cease as of your Employment Separation Date.
Vacation:
You will receive a lump sum payment for any accrued but unused vacation as of your Employment Separation Date, which sum will be paid to you in accordance with Company policy and applicable laws. You will not accrue any additional vacation following your Employment Separation Date.

Separation Payment:
As soon as practical after your Employment Separation Date, P&G will provide you with a Separation Payment of «Total_Amount», less legally required withholdings and deductions.

Amounts you owe to P&G as of your Employment Separation Date, including, but not limited to, wage and/or benefit overpayments and unpaid loans, will also be deducted from the Separation Payment.

Medical Benefits:
Your Medical and Dental Insurance (including prescription drug and EAP programs) and Basic Group Life insurance coverage will continue until the earlier of: (i) «Benefits_End_Date», or (ii) the date on which you become eligible to participate in another employer's plans.

Thereafter you may elect to receive insurance continuation as provided under federal law (COBRA); and if you elect COBRA, you will be responsible for the entirety of the insurance premium(s), as provided under state and federal law.

Retiree Medical Benefits:
If you were eligible for retiree healthcare coverage on your Employment Separation Date, you will be eligible to enroll in P&G's retiree health insurance program. If you satisfy the Rule of 70 - meaning your age plus your years of service are equal to or greater than 70 - you are a Special Retiree under the terms of this Agreement. Special rules apply to Gillette Heritage Employees with regard to retiree medical eligibility and the retiree medical cost sharing under retiree medical plan.  If you are a Gillette Heritage Employee, you will receive a separate handout on your retiree medical eligibility.   Prior to the expiration of your extension coverage, you should contact the Employee Service Center for retiree healthcare enrollment information. For details regarding the terms and conditions of your retiree health coverage, please refer to and review the summary plan descriptions, available at my.pg.comLife and Career

Important Note: If you become employed by a direct competitor of P&G (as determined by P&G's Global Human Resources Officer) in an officer and/or director capacity, you will not be eligible for coverage under P&G's retiree health insurance coverage as long as you remain employed by such competitor. If you have questions, please contact the Benefits Service Center at 1-888-627-7472.

Retiree Life Benefits:
If you were eligible for retiree life coverage on your Employment Separation Date, your Basic Group Life Insurance will convert to Retiree Group Life Insurance. For details regarding the terms and conditions of your Retiree Group Life Insurance coverage, please refer to and review the summary plan descriptions, available at my.pg.comLife and Career

Outplacement Services:
P&G's outplacement supplier, Right Management Consultants, will provide services to assist you in managing your transition to a new future, based on your interest. Services include pre-decision counseling, career transition programs, and job development opportunities. Right Management Consultants will also assist you in preparing for your job search, including résumé preparation, cover letters, other written materials and interview and networking training.

After accepting this Agreement and obtaining your manager's approval, you may begin utilizing outplacement services on a limited basis prior to your Employment Separation Date, consistent with the needs of the business and your responsibilities to complete and/or transition your work. Note that you must begin utilizing outplacement services within 45 days of your Employment Separation Date to be eligible for this benefit.

Retraining:
P&G may reimburse you a maximum of $5,000 for the cost of tuition, registration and laboratory fees for courses taken at accredited colleges and universities, or at 2-year colleges, high school, trade or vocational schools approved by appropriate accrediting boards. Correspondence courses which result in credit towards diplomas, degrees, etc. may be acceptable if offered by eligible non-profit institutions.

You must have courses approved in advance and submit proof of payment of covered fees and proof (such as a transcript) that the courses were completed successfully. Courses will only be approved if they clearly lead or contribute to future income-producing opportunities. Courses that are recreational in nature, such as golf lessons, will not be approved.

All retraining must be completed within 24 months of your Employment Separation Date. The retraining reimbursement benefit is administered by Right Management Consultants.

Termination of Benefits:
Except as provided above, your eligibility to participate in Company medical, dental, life insurance, disability, and other benefit plans will end following your Employment Separation Date. Except as specifically set forth below, your rights and entitlements under the P&G Profit Sharing and Employee Stock Ownership Plan, other retirement plans, the P&G Stock and Incentive Compensation Plan, and other compensation plans will be determined in accordance with the terms of those plans. This Agreement does not alter the rights and obligations that you may have under the Procter & Gamble 2009 Stock and Incentive Compensation Plan, the Procter & Gamble 2001 Stock and Incentive Plan, and the Gillette Company 2004 Long-Term Incentive Plan.

Additionally, if you are not vested in the Profit Sharing Plan as of your employment separation date, you will receive a lump sum payment approximately equivalent to the non-vested credits in your P&G Profit Sharing account.

Benefits Subject to Plan Terms
While you participate in any of P&G's employee benefit plans, regardless of whether your participation is before or after your Employment Separation Date, your coverage under such plans is subject to the terms and conditions of those plans, which may change from time to time. For example, plans may require that you enroll in Medicare to be eligible for coverage. After your Employment Separation Date, you will no longer be an active P&G employee, which may affect your coverage under those plans. For more information on how not being an active P&G employee may affect your coverage, please refer to and review the summary plan descriptions for each plan, available at my.pg.comLife and Career

Important Note: While it is P&G 's intention to continue offering the benefits referred to in this Agreement, under the terms of the plans providing each of those benefits, P&G has reserved and continues to reserve the right to amend or terminate those benefit plans at any time for any reason.

Continued Employment Through Your Employment Separation Date:
You agree to perform your work and responsibilities as an employee in a satisfactory manner up to and including your Employment Separation Date, including compliance with all provisions of this “Separation Agreement and Release”. If you do not do so, or if you engage in serious misconduct during your employment, you understand and agree that P&G will not provide, nor will it be obligated to provide, you with the Separation Payment, medical benefits, outplacement, retraining and other benefits described above. If you have already received any such pay or benefits, you agree to repay them to P&G upon demand.

Release of Claims - Including Age Discrimination and Employment Claims:
In consideration of the Separation Payment and other benefits provided above to which you would not have been entitled under any existing P&G policy, you release P&G from any and all claims you have against P&G. The term “P&G” includes «Company» and any of its present, former and future owners, parents, affiliates and subsidiaries, and its and their directors, officers, shareholders, employees, agents, servants, representatives, predecessors, successors and assigns.

This release applies to claims about which you now know or may later discover, and includes but is not limited to: (1) claims arising under the Age Discrimination in Employment Act, 29 U.S.C. § 621, et seq.; (2) claims arising out of or relating in any way to your employment with P&G or the conclusion of that employment; and (3) claims arising under any federal, state and local employment discrimination laws, regulations or ordinances or other orders that regulate the employment relationship and/or employee benefits. This release does not apply to claims that may arise after the date you accept this Agreement or that may not be released under applicable law.

Nothing in this Agreement is a waiver of your right to file any charge or complaint with administrative agencies such as the United States Equal Employment Opportunity Commission (hereafter, “Excepted Charge”). However, this exception does not limit the scope of your waiver and release in the paragraphs above, and you waive any right to recover damages or obtain individual relief that might otherwise result from the filing of any Excepted Charge.

Confidential, Proprietary, Trade Secret Information & Period of Non-Competition:
You agree that you will not use or share any confidential, proprietary or trade secret information about any aspect of P&G's business with any non-P&G employee or business entity at any time in the future. You further agree that you will not obtain or have in your possession any confidential, proprietary or trade secret information on or after your last day of employment. Confidential, proprietary or trade secret information includes, but is not limited to, marketing and advertising plans, pricing information, upstream plans, specific areas of research and development, project work, product formulation, processing methods, assignments of individual employees, testing and evaluation procedures, cost figures, construction plans, and special techniques or methods of any kind.

Additional non-compete obligation for management employees only: You understand and agree that, unless you have prior written consent from P&G, you will not engage in any activity or provide any services for a period of three (3) years following your Employment Separation Date in connection with the manufacture, development, advertising, promotion or sale of any product which is the same as, similar to, or competitive with any products of P&G or its subsidiaries (including both existing products as well as products in development which are known to you, as a consequence of your employment with P&G):

With respect to which your work has been directly concerned at any time during the two (2) years preceding your Employment Separation Date; or

With respect to which during that period of time you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of P&G.

For the purposes of this section, it shall be conclusively presumed that you have knowledge or information to which you were directly exposed through the actual receipt of memos or documents containing such information or through actual attendance at meetings at which such information was discussed or disclosed.

The provisions of this section are not in lieu of, but are in addition to, your continuing obligation to not use or disclose P&G's trade secrets and confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). Information regarding products in development, in test market or being marketed or promoted in a discrete geographic region, which information P&G is considering for a broader use, shall not be deemed generally known until such broader use is actually commercially implemented. Also, “generally known” means known throughout the domestic United States industry or, if you have job responsibilities outside of the United States, the appropriate foreign country or countries' industry.

If any restriction in this section is found by any court of competent jurisdiction or arbitrator to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it will be modified and interpreted to extend only over the maximum period of time, range of activities or geographic area so that it may be enforceable.

Assignment of Intellectual Property:
You will promptly and fully disclose, transfer and assign to P&G all inventions and any other intellectual property (collectively “Intellectual Property”) made or conceived by you during your employment with P&G. You agree to fully cooperate in executing any papers required for establishing or protecting the Intellectual Property and for establishing P&G's ownership, even if such cooperation is necessary after your Employment Separation Date.

Return of P&G Property:
You agree that on or before your Employment Separation Date, you will return to P&G in good condition all of its equipment, materials and information that were in your possession, custody or control (including, but not limited to, computers, files, documents, credit cards, keys and identification badges). You further agree that you will provide your manager with all passwords to P&G electronic communication and data systems before your Employment Separation Date. You further agree that on or before your employment separation date, you will return or delete (i.e., destroy all copies of) any and all P&G confidential, proprietary or trade secret information you have maintained in your possession, custody, or control in paper, electronic and/or digital formats, including but not limited to, any such confidential, proprietary, or trade secret information (e.g., files, documents, etc.) that you may have electronically or digitally processed or stored on P&G-issued or on personally-owned or maintained digital devices and/or service accounts. Such digital devices and/or service accounts may include, but are not limited to desktop and laptop computers, notebooks, tablets, iPads, mobile phones, smartphones, personal digital assistants (PDAs), USB and flash drives, external hard drives, CDs, DVDs, and/or external file processing or storage provided by cloud service providers such as box.net, dropbox, Google docs, etc.

Ethics Compliance:	You agree that you provided P&G all information known to you regarding any violations of the Procter & Gamble Worldwide Business Conduct Manual and/or any other violations of P&G policy or the law.
Injury Reporting:	You agree that you have reported to Health Services all job-related illnesses and injuries that you experienced during your employment.
Agreement to Arbitrate Disputes:
Resolving any future differences we may have in the courts can take a long time and be expensive. You and P&G therefore agree that the only remedy for all disputes that are not released by this Agreement or that arise out of your employment with or separation from P&G, or any aspect of this Agreement, will be to submit any such disputes (with the exception noted at the end of this section) to final and binding arbitration in accordance with the National Rules for Resolution of Employment Disputes of the American Arbitration Association then in effect.

You and P&G agree that the aggrieved party must send written notice of any claim to the other party by certified mail, return receipt requested. Written notice for P&G will be sent to: Secretary, One Procter & Gamble Plaza, Cincinnati, OH 45202, and to you at the most current address shown for you in P&G's records. The arbitrator will apply the law of the state in which the claim arose, or federal law, or both, as applicable to the claim(s) asserted. At your written request, P&G will reimburse you for all fees and costs charged by the American Arbitration Association and its arbitrator to the extent they exceed the applicable fees and costs that would have been charged by a court of competent jurisdiction had your claim been filed in court.

There is one exception to this section. P&G may seek injunctive relief in any court of competent jurisdiction if it has reason to believe that you have violated or are about to violate the terms of the “Confidential, Proprietary, Trade Secret Information & Period of Non-Competition” section above.

Severability:
If any court of competent jurisdiction or arbitrator should later find that any portion of this Agreement is invalid, that invalidity will not affect the enforceability of any other portion of this Agreement. However, if the “Release of Claims” is deemed void or unenforceable, the entire Agreement shall be voidable at P&G's option.

Employment References:
You understand that P&G's historical policy is to not provide employment references to prospective employers. However, P&G is willing to waive that policy in your case on the following basis: You authorize your manager or human resources representative to provide an employment reference upon written or verbal request. In return, you release and will not bring, be a party to, or assist in any legal action, charge, or claim of any kind against P&G based upon that employment reference (or lack thereof). You agree that you will refer all reference inquiries to your manager or human resources representative only. You further understand that all disputes regarding employment references or the lack thereof must be resolved through the arbitration process described above.

No Reliance:
In deciding to accept this Agreement, you agree that you have not relied upon any statements or promises by P&G, its managers, agents or employees, other than those set forth in this Agreement. No other promises or agreements concerning the matters described in this Agreement shall be binding unless in a subsequent document signed by these parties.

Your Attorney:	You acknowledge that you have been and hereby are advised to consult with legal counsel before accepting this Agreement and have either done so or have voluntarily declined to do so.
Timing for Acceptance or Revocation:
You have forty-five (45) calendar days in which to consider this Agreement, and if you choose, to accept it by indicating your acceptance in P&G's electronic system. Further, you may within seven (7) calendar days following the date you accept this Agreement, cancel and terminate it by giving written notice of your intentions to P&G, and by returning to P&G any remuneration or benefits you have received or which P&G has paid under this Agreement.

Eligibility Information for Group Program Under The Older Workers Benefits Protection Act:
You acknowledge that at the same time this Agreement was delivered to you, you also received a list showing, on the one hand, the ages and job titles of P&G employees in the job classifications or organizational units who were eligible to participate in the program, and also showing, on the other hand, the ages and job titles of those employees in the same job classifications or organizational units who were not eligible for the program. You further acknowledge that you received information regarding the eligibility factors and time limits associated with the program.

To accept this separation package according to the terms of the above Agreement, go back to the e-mail and electronic link you received and click on the “Accept” button. By clicking “Accept,” you acknowledge that you have read the entire Agreement, that you understand it, and that you voluntarily accept its terms. You further agree that you understand it is a legally binding agreement, that you have been advised to consult with an attorney, that you have been given 45 days to consider the Agreement, and that you can revoke your acceptance within seven days of your acceptance by providing written notification to your immediate manager. If you do not wish to accept this Agreement, click on the “Decline” button.

IMPORTANT NOTE, READ BEFORE PROCEEDING**: SIGNING AND/OR ACCEPTING THIS AGREEMENT WILL NOT AUTOMATICALLY ENTITLE YOU TO THE BENEFITS DESCRIBED HEREIN. RATHER, ENTITLEMENT TO THE BENEFITS DESCRIBED BELOW WILL OCCUR ONLY IF THE COMPANY ACCEPTS YOUR OFFER TO SEPARATE FROM EMPLOYMENT AND YOU DO NOT REVOKE THIS AGREEMENT WITHIN THE TIMEFRAME PROVIDED BELOW.

REQUEST FOR AN EMPLOYEE-INITIATED VOLUNTARY SEPARATION AGREEMENT AND RELEASE

To:    «Employee_Name»
Date:    «Actual_Offer_Date»

«Company» (“P&G”) is willing to provide you with certain assistance following your voluntary employment separation from the Company. The following describes the terms under which you are offering to voluntarily separate from employment. Your receipt of the benefits described below is conditioned upon: (1) the Company accepting your offer to voluntarily separate, and (2) your accepting and abiding by the terms of this Agreement.

Employment Separation Date:	Your last day of employment will be «Exit_Date», referred to as your “Employment Separation Date.” Unless otherwise noted below, your pay and benefits will cease as of your Employment Separation Date.
Vacation:
You will receive a lump sum payment for any accrued but unused vacation as of your Employment Separation Date, which sum will be paid to you in accordance with Company policy and applicable laws. You will not accrue any additional vacation following your Employment Separation Date.

Separation Payment:
As soon as practical after your Employment Separation Date, P&G will provide you with a Separation Payment of «Total_Amount», less legally required withholdings and deductions.

Amounts you owe to P&G as of your Employment Separation Date, including, but not limited to, wage and/or benefit overpayments and unpaid loans, will also be deducted from the Separation Payment.

Medical Benefits:
Your Medical and Dental Insurance (including prescription drug and EAP programs) and Basic Group Life insurance coverage will continue until the earlier of: (i) «Benefits_End_Date», or (ii) the date on which you become eligible to participate in another employer's plans.

Thereafter you may elect to receive insurance continuation as provided under federal law (COBRA); and if you elect COBRA, you will be responsible for the entirety of the insurance premium(s), as provided under state and federal law.

Retiree Medical Benefits:
If you were eligible for retiree healthcare coverage on your Employment Separation Date, you will be eligible to enroll in P&G's retiree health insurance program. If you satisfy the Rule of 70 - meaning your age plus your years of service are equal to or greater than 70 - you are a Special Retiree under the terms of this Agreement. Special rules apply to Gillette Heritage Employees with regard to retiree medical eligibility and the retiree medical cost sharing under retiree medical plan.  If you are a Gillette Heritage Employee, you will receive a separate handout on your retiree medical eligibility.   Prior to the expiration of your extension coverage, you should contact the Employee Service Center for retiree healthcare enrollment information. For details regarding the terms and conditions of your retiree health coverage, please refer to and review the summary plan descriptions, available at my.pg.comLife and Career

Important Note: If you become employed by a direct competitor of P&G (as determined by P&G's Global Human Resources Officer) in an officer and/or director capacity, you will not be eligible for coverage under P&G's retiree health insurance coverage as long as you remain employed by such competitor. If you have questions, please contact the Benefits Service Center at 1-888-627-7472.

Retiree Life Benefits:
If you were eligible for retiree life coverage on your Employment Separation Date, your Basic Group Life Insurance will convert to Retiree Group Life Insurance. For details regarding the terms and conditions of your Retiree Group Life Insurance coverage, please refer to and review the summary plan descriptions, available at my.pg.comLife and Career

Outplacement Services:
P&G's outplacement supplier, Right Management Consultants, will provide services to assist you in managing your transition to a new future, based on your interest. Services include pre-decision counseling, career transition programs, and job development opportunities. Right Management Consultants will also assist you in preparing for your job search, including résumé preparation, cover letters, other written materials and interview and networking training.

After P&G accepts this Agreement, and after obtaining your manager's approval, you may begin utilizing outplacement services on a limited basis prior to your Employment Separation Date, consistent with the needs of the business and your responsibilities to complete and/or transition your work. Note that you must begin utilizing outplacement services within 45 days of your Employment Separation Date to be eligible for this benefit.

Retraining:
P&G may reimburse you a maximum of $5,000 for the cost of tuition, registration and laboratory fees for courses taken at accredited colleges and universities, or at 2-year colleges, high school, trade or vocational schools approved by appropriate accrediting boards. Correspondence courses which result in credit towards diplomas, degrees, etc. may be acceptable if offered by eligible non-profit institutions.

You must have courses approved in advance and submit proof of payment of covered fees and proof (such as a transcript) that the courses were completed successfully. Courses will only be approved if they clearly lead or contribute to future income-producing opportunities. Courses that are recreational in nature, such as golf lessons, will not be approved.

All retraining must be completed within 24 months of your Employment Separation Date. The retraining reimbursement benefit is administered by Right Management Consultants.

Termination of Benefits:
Except as provided above, your eligibility to participate in Company medical, dental, life insurance, disability, and other benefit plans will end following your Employment Separation Date. Except as specifically set forth below, your rights and entitlements under the P&G Profit Sharing and Employee Stock Ownership Plan, other retirement plans, the P&G Stock and Incentive Compensation Plan, and other compensation plans will be determined in accordance with the terms of those plans. This Agreement does not alter the rights and obligations that you may have under the Procter & Gamble 2009 Stock and Incentive Compensation Plan, the Procter & Gamble 2001 Stock and Incentive Plan, and the Gillette Company 2004 Long-Term Incentive Plan.

Additionally, if you are not vested in the Profit Sharing Plan as of your employment separation date, you will receive a lump sum payment approximately equivalent to the non-vested credits in your P&G Profit Sharing account.

Benefits Subject to Plan Terms
While you participate in any of P&G's employee benefit plans, regardless of whether your participation is before or after your Employment Separation Date, your coverage under such plans is subject to the terms and conditions of those plans, which may change from time to time. For example, plans may require that you enroll in Medicare to be eligible for coverage. After your Employment Separation Date, you will no longer be an active P&G employee, which may affect your coverage under those plans. For more information on how not being an active P&G employee may affect your coverage, please refer to and review the summary plan descriptions for each plan, available at my.pg.comLife and Career

Important Note: While it is P&G's intention to continue offering the benefits referred to in this Agreement, under the terms of the plans providing each of those benefits, P&G has reserved and continues to reserve the right to amend or terminate those benefit plans at any time for any reason.

Continued Employment Through Your Employment Separation Date:
You agree to perform your work and responsibilities as an employee in a satisfactory manner up to and including your Employment Separation Date, including compliance with all provisions of the Separation Agreement and Release. If you do not do so, or if you engage in serious misconduct during your employment, you understand and agree that P&G will not provide, nor will it be obligated to provide, you with the Separation Payment, medical benefits, outplacement, retraining and other benefits described above. If you have already received any such pay or benefits, you agree to repay them to P&G upon demand.

Release of Claims - Including Age Discrimination and Employment Claims:
In consideration of the Separation Payment and other benefits provided above to which you would not have been entitled under any existing P&G policy, you release P&G from any and all claims you have against P&G. The term “P&G” includes «Company» and any of its present, former and future owners, parents, affiliates and subsidiaries, and its and their directors, officers, shareholders, employees, agents, servants, representatives, predecessors, successors and assigns.

This release applies to claims about which you now know or may later discover, and includes but is not limited to: (1) claims arising under the Age Discrimination in Employment Act, 29 U.S.C. § 621, et seq.; (2) claims arising out of or relating in any way to your employment with P&G or the conclusion of that employment; and (3) claims arising under any federal, state and local employment discrimination laws, regulations or ordinances or other orders that regulate the employment relationship and/or employee benefits. This release does not apply to claims that may arise after the date you accept this Agreement or that may not be released under applicable law.

Nothing in this Agreement is a waiver of your right to file any charge or complaint with administrative agencies such as the United States Equal Employment Opportunity Commission (hereafter, “Excepted Charge”). However, this exception does not limit the scope of your waiver and release in the paragraphs above, and you waive any right to recover damages or obtain individual relief that might otherwise result from the filing of any Excepted Charge.

Confidential, Proprietary, Trade Secret Information & Period of Non-Competition:
You agree that you will not use or share any confidential, proprietary or trade secret information about any aspect of P&G's business with any non-P&G employee or business entity at any time in the future. You further agree that you will not obtain or have in your possession any confidential, proprietary or trade secret information on or after your last day of employment. Confidential, proprietary or trade secret information includes, but is not limited to, marketing and advertising plans, pricing information, upstream plans, specific areas of research and development, project work, product formulation, processing methods, assignments of individual employees, testing and evaluation procedures, cost figures, construction plans, and special techniques or methods of any kind.

Additional non-compete obligation for management employees only: You understand and agree that, unless you have prior written consent from P&G, you will not engage in any activity or provide any services for a period of three (3) years following your Employment Separation Date in connection with the manufacture, development, advertising, promotion or sale of any product which is the same as, similar to, or competitive with any products of P&G or its subsidiaries (including both existing products as well as products in development which are known to you, as a consequence of your employment with P&G):

With respect to which your work has been directly concerned at any time during the two (2) years preceding your Employment Separation Date; or

With respect to which during that period of time you, as a consequence of your job performance and duties, acquired knowledge of trade secrets or other confidential information of P&G.

For the purposes of this section, it shall be conclusively presumed that you have knowledge or information to which you were directly exposed through the actual receipt of memos or documents containing such information or through actual attendance at meetings at which such information was discussed or disclosed.

The provisions of this section are not in lieu of, but are in addition to, your continuing obligation to not use or disclose P&G's trade secrets and confidential information known to you until any particular trade secret or confidential information becomes generally known (through no fault of yours). Information regarding products in development, in test market or being marketed or promoted in a discrete geographic region, which information P&G is considering for a broader use, shall not be deemed generally known until such broader use is actually commercially implemented. Also, “generally known” means known throughout the domestic United States industry or, if you have job responsibilities outside of the United States, the appropriate foreign country or countries' industry.

If any restriction in this section is found by any court of competent jurisdiction or arbitrator to be unenforceable because it extends for too long a period of time or over too great a range of activities or in too broad a geographic area, it will be modified and interpreted to extend only over the maximum period of time, range of activities or geographic area so that it may be enforceable.

Assignment of Intellectual Property:
You will promptly and fully disclose, transfer and assign to P&G all inventions and any other intellectual property (collectively “Intellectual Property”) made or conceived by you during your employment with P&G. You agree to fully cooperate in executing any papers required for establishing or protecting the Intellectual Property and for establishing P&G's ownership, even if such cooperation is necessary after your Employment Separation Date.

Return of P&G Property:
You agree that on or before your Employment Separation Date, you will return to P&G in good condition all of its equipment, materials and information that were in your possession, custody or control (including, but not limited to, computers, files, documents, credit cards, keys and identification badges). You further agree that you will provide your manager with all passwords to P&G electronic communication and data systems before your Employment Separation Date. You further agree that on or before your employment separation date, you will return or de3lete (i.e., destroy all copies of) any and all P&G confidential, proprietary or trade secret information you have maintained in your possession, custody, or control in paper, electronic and/or digital formats, including, but not limited to, any such confidential, proprietary or trade secret information (e.g., files, documents, etc.) that you may have electronically or digitally processed or stored on P&G-issued or on personally-owned or maintained digital devices and/or service accounts. Such digital devices and/or service accounts may include, but are not limited to, desktop and laptop computers, notebooks, tablets, iPads, mobile phones, smartphones, personal digital assistants (PDAs), USB and flash drives, external hard drives, CDs, DVDs, and/or external file processing or storage provided by cloud service providers such as box.net, dropbox, Google docs, etc.

Ethics Compliance:	You agree that you provided P&G all information known to you regarding any violations of the Procter & Gamble Worldwide Business Conduct Manual and/or any other violations of P&G policy or the law.
Injury Reporting:	You agree that you have reported to Health Services all job-related illnesses and injuries that you experienced during your employment.
Agreement to Arbitrate Disputes:
Resolving any future differences we may have in the courts can take a long time and be expensive. You and P&G therefore agree that the only remedy for all disputes that are not released by this Agreement or that arise out of your employment with or separation from P&G, or any aspect of this Agreement, including P&G's decision to accept or reject your offer of employment separation under this Agreement, will be to submit any such disputes (with the exception noted at the end of this section) to final and binding arbitration in accordance with the National Rules for Resolution of Employment Disputes of the American Arbitration Association then in effect.

You and P&G agree that the aggrieved party must send written notice of any claim to the other party by certified mail, return receipt requested. Written notice for P&G will be sent to: Secretary, One Procter & Gamble Plaza, Cincinnati, OH 45202, and to you at the most current address shown for you in P&G's records. The arbitrator will apply the law of the state in which the claim arose, or federal law, or both, as applicable to the claim(s) asserted. At your written request, P&G will reimburse you for all fees and costs charged by the American Arbitration Association and its arbitrator to the extent they exceed the applicable fees and costs that would have been charged by a court of competent jurisdiction had your claim been filed in court.

There is one exception to this section. P&G may seek injunctive relief in any court of competent jurisdiction if it has reason to believe that you have violated or are about to violate the terms of the “Confidential, Proprietary, Trade Secret Information & Period of Non-Competition” section above.

Severability:
If any court of competent jurisdiction or arbitrator should later find that any portion of this Agreement is invalid, that invalidity will not affect the enforceability of any other portion of this Agreement. However, if the “Release of Claims” is deemed void or unenforceable, the entire Agreement shall be voidable at P&G's option.

Employment References:
You understand that P&G's historical policy is to not provide employment references to prospective employers. However, P&G is willing to waive that policy in your case on the following basis: You authorize your manager or human resources representative to provide an employment reference upon written or verbal request. In return, you release and will not bring, be a party to, or assist in any legal action, charge, or claim of any kind against P&G based upon that employment reference (or lack thereof). You agree that you will refer all reference inquiries to your manager or human resources representative only. You further understand that all disputes regarding employment references or the lack thereof must be resolved through the arbitration process described above.

No Reliance:
In deciding to accept this Agreement and voluntarily separate from employment, you agree that you have not relied upon any statements or promises by P&G, its managers, agents or employees, other than those set forth in this Agreement. No other promises or agreements concerning the matters described in this Agreement shall be binding unless in a subsequent document signed by these parties.

Your Attorney:
You acknowledge that you have been and hereby are advised to consult with legal counsel before offering to separate from employment and accepting this Agreement and have either done so or have voluntarily declined to do so.

Timing for Acceptance or Revocation:
You have forty-five (45) calendar days in which to consider this Agreement, and if you choose, to offer to voluntarily separate from the Company under the terms described in this Agreement by indicating your acceptance in P&G's electronic system. Further, you may within seven (7) calendar days following the date the Company accepts your offer to separate, cancel and terminate it by giving written notice of your intentions to P&G, and by returning to P&G any remuneration or benefits you have received or which P&G has paid under this Agreement.

Eligibility Information for Group Program Under The Older Workers Benefits Protection Act:
You acknowledge that at the same time this Agreement was delivered to you, you also received a list showing, on the one hand, the ages and job titles of P&G employees in the job classifications or organizational units who were eligible to participate in the program, and also showing, on the other hand, the ages and job titles of those employees in the same job classifications or organizational units who were not eligible for the program. You further acknowledge that you received information regarding the eligibility factors and time limits associated with the program.

To offer your voluntary separation from the Company under the terms described in the above Agreement, go back to the e-mail and electronic link you received and click on the “Accept” button. By clicking “Accept,” you acknowledge that you have read the entire Agreement, that you understand it, you are offering to voluntarily separate from the Company and that you voluntarily accept its terms. You further agree that you understand that, should the Company accept your offer to voluntarily separate, it is a legally binding agreement, that you have been advised to consult with an attorney, that you have been given 45 days to consider the Agreement, and that you can revoke your acceptance within seven days of the Company accepting your offer by providing written notification to your immediate manager. If you do not wish to voluntarily separate from employment under the terms of this Agreement, click on the “Decline” button.

**REMINDER**: CLICKING “ACCEPT” WILL NOT AUTOMATICALLY ENTITLE YOU TO THE BENEFITS DESCRIBED HEREIN. RATHER, ENTITLEMENT TO THE BENEFITS DESCRIBED IN

THIS AGREEMENT WILL OCCUR ONLY IF THE COMPANY ACCEPTS YOUR OFFER TO SEPARATE FROM EMPLOYMENT AND YOU DO NOT REVOKE THIS AGREEMENT WITHIN THE TIMEFRAME PROVIDED ABOVE.